RYDEX DYNAMIC FUNDS

S&P 500 2x STRATEGY FUND
INVERSE S&P 500 2x STRATEGY FUND
NASDAQ-100® 2x STRATEGY FUND
INVERSE NASDAQ-100® 2x STRATEGY FUND
DOW 2x STRATEGY FUND
INVERSE DOW 2x STRATEGY FUND
RUSSELL 2000® 2x STRATEGY FUND
INVERSE RUSSELL 2000® 2x STRATEGY FUND

SUPPLEMENT DATED NOVEMBER 17, 2009
TO THE

Rydex Dynamic Funds H-Class Shares Prospectus Dated May 1, 2009; and
Rydex Dynamic Funds A-Class and C-Class Shares Prospectus Dated May 1, 2009
and all supplements thereto

The following information supplements information contained in the Rydex Dynamic Funds Prospectuses listed above (the "Prospectuses"), and should be read in conjunction with the Prospectus.

The S&P 500 2x Strategy Fund, NASDAQ-100® 2x Strategy Fund, Dow 2x Strategy Fund, and Russell 2000® 2x Strategy Fund ("Leveraged Funds") seek daily leveraged investment results. The Inverse S&P 500 2x Strategy Fund, Inverse NASDAQ-100® 2x Strategy Fund, Inverse Dow 2x Strategy Fund, and Inverse Russell 2000® 2x Strategy Fund ("Inverse Funds") seek to provide investment results that match the opposite of the performance of a specific benchmark on a daily basis. Unless otherwise specified, the Leveraged Funds and Inverse Funds will be referred to as the "Funds."

The Funds are very different from most mutual funds because the Funds pursue daily leveraged investment goals. As a result, the Funds are riskier than alternatives that do not use leverage, because the Funds magnify the performance of the benchmark on an investment. Also, each of the Inverse Funds pursues investment goals that are inverse to the performance of its benchmark, a result opposite of most mutual funds. Finally, because each Fund offered in this Prospectus seeks daily leveraged investment results, the return of a Fund for a period longer than a full trading day will be the sum of the series of daily leveraged returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for periods of less than a full trading day or for a period different than a trading day will not be the product of the return of the Fund's stated goal and the performance of the target index for the full trading day.

The Funds are not suitable for all investors. The Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting and (d) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy the Funds. There is no assurance that the Funds will achieve their objectives and an investment in a Fund could lose money. No single Fund is a complete investment program.

The section, "Understanding Compounding & the Effect of Leverage" and the three charts accompanying that section are now moved to page 1, and the following language is added:

MARKET VOLATILITY. Each Fund seeks to provide a return that is a multiple of the daily performance of its benchmark. No Fund attempts to, and no Fund should be expected to, provide returns that are a multiple of the return of the benchmark for periods other than a single day. Each Fund rebalances its portfolio on a daily basis, increasing exposure in response to that day's gains or reducing exposure in response to that day's losses.

Daily rebalancing will impair a Fund's performance if the benchmark experiences volatility. For instance, a hypothetical 2x Leveraged Fund would be expected to lose -3.9% (as shown in Table 1 below) if its benchmark provided no return over a one year period during which its benchmark experienced annualized volatility of 20%. A hypothetical 2x Inverse Fund would be expected to lose -11.3% (as shown in Table 1 below) if its benchmark provided no return over a one year period during which its benchmark experienced annualized volatility of 20%. If the benchmark's annualized volatility were to rise to 40%, the hypothetical loss for a one year period for a 2x Leveraged Fund widens to approximately -14.8% while the loss for a 2x Inverse Fund rises to -38.0%. At higher ranges of volatility, there is a chance of a near complete loss of Fund value even if the benchmark is flat. For instance, if annualized volatility of the benchmark is 90%, a 2x Inverse Fund targeted to the same benchmark would be expected to lose more than 90% of its value even if the cumulative benchmark return for the year was 0%. An index's volatility rate is a statistical measure of the magnitude of fluctuations in the returns of an index.

Table 1

Benchmark Annualized Volatility Range	2x Leveraged Fund Loss	2x Inverse Fund Loss
10%	-1.0%	-2.9%
20%	-3.9%	-11.3%
30%	-8.6%	-23.6%
40%	-14.8%	-38.0%
50%	-22.2%	-52.7%
60%	-30.4%	-66.0%
70%	-39.1%	-77.1%
80%	-47.5%	-85.3%
90%	-56.2%	-91.3%
100%	-64.0%	-95.1%
Table 1 shows the hypothetical loss for a one-year period, assuming the above annualized volatility range for a hypothetical benchmark that provided no return over the one-year period. The hypothetical loss was determined based upon 100,000 simulations performed with randomly generated daily returns normally distributed around 0%. The return values shown represent the mean leveraged final return for all samples with an unleveraged final return between -1% and +1%.

Table 2 shows the range of volatility for certain of the indexes of which one of the Funds is benchmarked over the six months ended April 30, 2009. (In historical terms, volatility ranges during this period were extremely high.) These indexes to which the Funds are benchmarked have historical volatility rates over that period ranging from 45.1% to 60.6%. Since market volatility, like that experienced by the markets currently, has negative implications for Funds that rebalance daily, investors should be sure to monitor and manage their investments in the Funds in volatile markets. The negative implications of volatility in Table 1 can be combined with the recent volatility ranges of various indexes in Table 2 to give investors some sense of the risks of holding the Funds for long periods. These tables are intended to simply underscore the fact that the Funds are designed for investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting and (d) intend to actively monitor and manage their investments. They are not intended to be used by, and are not appropriate for, investors who do not intend to actively monitor and manage their portfolios.

Table 2

Index	Volatility Range for Six Months ended April 30, 2009
S&P 500 Index	47.5%
NASDAQ-100® Index	45.1%
Russell 2000® Index	60.6%

A PRECAUTIONARY NOTE TO INVESTORS REGARDING DRAMATIC INDEX MOVEMENT. Each Leveraged Fund seeks daily exposure to its target index equal to 200% of its net assets while each Inverse Fund seeks daily exposure to its target index equal to -200% of its net assets. As a consequence, for each Leveraged Fund, the risk of total loss exists in the event of a movement of a Fund's target index in excess of 50% in a direction adverse to the Fund (meaning a decline in the value of the target index of a Leveraged Fund and a gain in the value of the target index of an Inverse Fund). In short, the risk of total loss exists.

THE PROJECTED RETURNS OF LEVERAGED INDEX FUNDS FOR SHARES HELD LONGER THAN A FULL TRADING DAY. The Funds seek daily leveraged investment results which should not be equated with seeking a leveraged goal for longer than a day. For instance, if a Leveraged Fund's underlying index gains 10% for a week, the Leveraged Fund's shares should not be expected to provide a return of 20% for the week even if it meets its daily target throughout the week. This is true because of the fund expenses noted below but also because the pursuit of daily goals may result in daily leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a Fund's daily target or inverse daily target (e.g., 200% or -200%) will not generally equal a Fund's performance over that same period.

The following charts set out a range of hypothetical daily performances during a given 10 trading days of an index and demonstrate how changes in the index impact the Funds' performance for trading day and cumulatively up to, and including, the entire 10 trading day period. The charts are based on a hypothetical $100 investment in the Funds over a 10 trading day period and do not reflect expenses of any kind.

TABLE 1: NO CLEAR TREND IN THE MARKET

	Index			2x Leveraged Fund			2x Inverse Fund
	Value	Daily Performance	Cumulative Value	NAV	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance
	100			$100.00			$100.00
Day 1	105	5.00%	5.00%	$110.00	10.00%	10.00%	$90.00	-10.00%	-10.00%
Day 2	110	4.76%	10.00%	$120.48	9.52%	20.48%	$81.43	-9.52%	-18.57%
Day 3	100	-9.09%	0.00%	$98.57	-18.18%	-1.43%	$96.23	18.18%	-3.77%
Day 4	90	-10.00%	-10.00%	$78.86	-20.00%	-21.14%	$115.48	20.00%	15.48%
Day 5	85	-5.56%	-15.00%	$70.10	-11.11%	-29.90%	$128.31	11.11%	28.31%
Day 6	100	17.65%	0.00%	$94.83	35.29%	-5.17%	$83.03	-35.29%	-16.97%
Day 7	95	-5.00%	-5.00%	$85.35	-10.00%	-14.65%	$91.33	10.00%	-8.67%
Day 8	100	5.26%	0.00%	$94.34	10.53%	-5.66%	$81.71	-10.53%	-18.29%
Day 9	105	5.00%	5.00%	$103.77	10.00%	3.77%	$73.54	-10.00%	-26.46%
Day 10	100	-4.76%	0.00%	$93.89	-9.52%	-6.11%	$80.55	9.52%	-19.45%

The cumulative performance of the index in Table 1 is 0% for 10 trading days. The hypothetical return of the Leveraged Fund for the 10 trading day period is -6.11%, while the hypothetical return of the Inverse Fund is -19.45%. The volatility of the benchmark performance and lack of clear trend results in performance for each Fund for the period which bears little relationship to the performance of the index for the 10 trading day period.

TABLE 2: CLEAR TREND THAT MARKET RISES

	Index			2x Leveraged Fund			2x Inverse Fund
	Value	Daily Performance	Cumulative Value	NAV	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance
	100			$100.00			$100.00
Day 1	102	2.00%	2.00%	$104.00	4.00%	4.00%	$96.00	-4.00%	-4.00%
Day 2	104	1.96%	4.00%	$108.08	3.92%	8.08%	$92.24	-3.92%	-7.76%
Day 3	106	1.92%	6.00%	$112.24	3.85%	12.24%	$88.69	-3.85%	-11.31%
Day 4	108	1.89%	8.00%	$116.47	3.77%	16.47%	$85.34	-3.77%	-14.66%
Day 5	110	1.85%	10.00%	$120.78	3.70%	20.78%	$82.18	-3.70%	-17.82%
Day 6	112	1.82%	12.00%	$125.18	3.64%	25.18%	$79.19	-3.64%	-20.81%
Day 7	114	1.79%	14.00%	$129.65	3.57%	29.65%	$76.36	-3.57%	-23.64%
Day 8	116	1.75%	16.00%	$134.20	3.51%	34.20%	$73.68	-3.51%	-26.32%
Day 9	118	1.72%	18.00%	$138.82	3.45%	38.82%	$71.14	-3.45%	-28.86%
Day 10	120	1.69%	20.00%	$143.53	3.39%	43.53%	$68.73	-3.39%	-31.27%

The cumulative performance of the index in Table 2 is 20% for 10 trading days. The hypothetical return of the Leveraged Fund for the 10 trading day period is 43.53%, while the hypothetical return of the Inverse Fund is -31.27%. The hypothetical return of the Leveraged Fund is 218% of the index return for the 10 trading day period while the hypothetical return of the Inverse Fund is -156% of the index return for the period. In this case, because of the positive index trend, the Leveraged Fund gain is greater than 200% of the index gain and the Inverse Fund decline is less than -200% of the index gain for the 10 trading day period.

TABLE 3: CLEAR TREND THAT MARKET DECLINES

	Index			2x Leveraged Fund			2x Inverse Fund
	Value	Daily Performance	Cumulative Value	NAV	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance
	10			$100.00			$100.00
Day 1	98	-2.00%	-2.00%	$96.00	-4.00%	-4.00%	$104.00	4.00%	4.00%
Day 2	96	-2.04%	-4.00%	$92.08	-4.08%	-7.92%	$108.24	4.08%	8.24%
Day 3	94	-2.08%	-6.00%	$88.24	-4.17%	-11.76%	$112.76	4.17%	12.76%
Day 4	92	-2.13%	-8.00%	$84.49	-4.26%	-15.51%	$117.55	4.26%	17.55%
Day 5	90	-2.17%	-10.00%	$80.82	-4.35%	-19.18%	$122.66	4.35%	22.66%
Day 6	88	-2.22%	-12.00%	$77.22	-4.44%	-22.78%	$128.12	4.44%	28.12%
Day 7	86	-2.27%	-14.00%	$73.71	-4.55%	-26.29%	$133.94	4.55%	33.94%
Day 8	84	-2.33%	-16.00%	$70.29	-4.65%	-29.71%	$140.17	4.65%	40.17%
Day 9	82	-2.38%	-18.00%	$66.94	-4.76%	-33.06%	$146.84	4.76%	46.84%
Day 10	80	-2.44%	-20.00%	$63.67	-4.88%	-36.33%	$154.01	4.88%	54.01%

The cumulative performance of the index in Table 3 is -20% for 10 trading days. The hypothetical return of the Leveraged Fund for the 10 trading day period is -36.33%, while the hypothetical return of the Inverse Fund is 54.01%. The hypothetical return of the Leveraged Fund is 182% of the index return for the 10 trading day period, while the hypothetical return of the Inverse Fund is -270% of the index return for the period. In this case, because of the negative index trend, the Leveraged Fund decline is less than 200% of the index decline and the Inverse Fund gain is greater than 200% of the index decline for the 10 trading day period.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.